                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06094

                       THE LATIN AMERICA EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
              (Address of Principal Executive Offices)  (Zip Code)

                               J. Kevin Gao, Esq.
                       The Latin America Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 to June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE LATIN AMERICA
EQUITY FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2005
(UNAUDITED)


[LAQ LISTED NYSE(R) LOGO]


LAQ-SAR-0605

CONTENTS

Letter to Shareholders                                         1

Portfolio Summary                                              3

Schedule of Investments                                        5

Statement of Assets and Liabilities                           10

Statement of Operations                                       11

Statement of Changes in Net Assets                            12

Financial Highlights                                          14

Notes to Financial Statements                                 16

Results of Annual Meeting of Shareholders                     22

Privacy Policy Notice                                         23

Description of InvestLink(SM) Program                         24

Proxy Voting and Portfolio Holdings Information               27

LETTER TO SHAREHOLDERS

                                                                   July 29, 2005

DEAR SHAREHOLDER:

For the six month period ended June 30, 2005, The Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 11.44%, assuming reinvestment of dividends and distributions. By comparison, the Morgan Stanley Capital International Latin America Index* had an increase of 11.36% (net of dividend taxation) for the period. Based on market price, the Fund's shares rose 8.13% during the period. As a result, the Fund's discount to its NAV stood at 13.91% on June 30, 2005, compared with a discount of 11.28% at the beginning of the period.

LATIN AMERICA: LEADING AN OUTPERFORMING ASSET CLASS

The period was a positive one for emerging stock markets as a group, both in absolute terms and compared with developed stock markets, at least for US-dollar-based investors. Emerging markets initially rallied, but then turned sharply down in March on worries that rising US interest rates could threaten global growth. These fears subsided in the latter part of the period, with inflation appearing to be under control and as long-term US interest rates remained fairly stable. Investors' appetite for risk in general returned and emerging markets ended the period on a solid note.

Latin America outperformed the broader emerging markets group by a handy margin, reflecting continued healthy economic fundamentals and a positive earnings backdrop. Mexico rose more than 8% amid supportive economic, inflation and interest-rate data. Argentina and Chile also had solid gains, aided by high prices for the commodities they export. Brazil, a very strong performer in 2004, underperformed in local currency terms, but posted a 9.5% gain in dollar terms due to a surge in the REAL against the dollar. As the period drew to a close, however, political developments began to cast a pall over Brazil. Accusations were made that the ruling PT party had made payments to allied parties in return for votes. A parliamentary commission has now been set up investigate these scandals, holding the possibility of a protracted political deadlock.

PERFORMANCE: AIDED BY STOCK SELECTION

The Fund slightly outperformed its benchmark for the six month period. Factors that helped the Fund's performance included our overweighting in Brazil and good stock selection in Mexico and Argentina. From a sector standpoint, the Fund's consumer discretionary and telecommunications holdings were positive contributors to absolute and relative performance. Within health care, a small portion of both the Fund and the index, we owned a Brazilian medical diagnostics company that had a solid gain. The Fund's energy stocks modestly lagged the benchmark's energy component.

THE PORTFOLIO AND OUTLOOK: ALL EYES ON BRAZIL

With regard to recent portfolio activity, from a broad country perspective, we increased our overweight position in Brazil. We remain slightly underweight in Mexico. We also added to Colombia and Argentina during the first half of the year. These purchases were financed by reducing Chile and Venezuela.

In general, our stock focus has been aimed at identifying companies with defensive characteristics, typically with reliable cash flows and above-average free cash flow and/or dividend yields. In Brazil, our purchases were primarily as a result of new equity issuance and included two electricity utilities, one that came to the market through an initial public offering of stock and the other through a secondary offering; and an airline, which was also through a secondary offering. We also re-established a position in a tobacco company. We also added modestly to our position in a Brazilian wireless telecom company, in the belief that pessimism about the company was fully priced into its stock. In Mexico, we raised our stake in Cemex (3.02% of the Fund's net assets as of June 30, 2005), a cement company with multi-national operations, removing our underweighting in the stock. In the materials sector, we narrowed our overall underweighting, viewing weakness in iron ore and steel stocks as a buying opportunity.

Our sales included banks in Brazil, based on their relatively high valuations in the wake of good performance and our view that interest rates might be at or near a peak. We also took profits in a Brazilian beverage company and reduced our overweighting in a regional mobile telecom company based in Mexico.

Looking ahead, we believe that the overall financial conditions are still in place for investors to continue allocating assets to emerging markets in general and Latin America in particular. The region's economic fundamentals on the whole remain good in our view, and we particularly note the better-than-expected inflation data recently seen in both Brazil and Mexico, a long-awaited development.

In broad terms, worries about softening global growth conditions and the impact that this may have on commodity markets on the one hand has been balanced against concerns about the interest rate cycle in the U.S. on the other; however, for the time being it would seem that global growth is the way Goldilocks would like it - not too hot and not too cold. While history isn't predictive, such an environment has often been generally supportive for emerging markets.

One regional risk factor we are monitoring closely is the political situation in Brazil, which could potentially lead to a damaging power vacuum in the country. In our worst case scenario, the accusations could negatively impact president Lula in his campaign for re-election next year. We currently remain overweight in Brazil, based on macro and company-specific factors; however this situation clearly has the potential to deteriorate and we will be monitoring events closely.

Respectfully,

/s/ Matthew J.K. Hickman

Matthew J.K. Hickman
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Vice President, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns & Co. Inc. and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French, and is a candidate for Level II of the Chartered Financial Analyst Examination in 2005. He is also the Chief Investment Officer of The Chile Fund, Inc.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                           JUNE 30, 2005    DECEMBER 31, 2004
                                           -------------    -----------------
Argentina                                           2.78%                1.75%
Brazil                                             53.42%               52.02%
Chile                                               5.85%                8.45%
Colombia                                            1.55%                0.00%
Latin America                                       0.95%                0.82%
Mexico                                             29.82%               30.78%
Panama                                              0.00%                0.83%
Peru                                                1.93%                1.52%
Spain                                               0.94%                0.00%
Venezuela                                           0.16%                1.21%
Global                                              0.93%                1.01%
Cash and Other Assets                               1.67%                1.61%

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                           JUNE 30, 2005    DECEMBER 31, 2004
                                           -------------    -----------------
Banking                                             9.00%                9.69%
Bottling                                            0.00%                1.82%
Broadcast, Radio & Television                       0.00%                0.93%
Cellular Telecommunications                         7.61%               11.44%
Cement                                              3.02%                2.12%
Diversified Operations                              2.92%                0.00%
Electric Generation                                 3.57%                0.00%
Electric-Integrated                                 0.00%                3.59%
Food & Beverages                                    6.55%                5.12%
Food-Retail                                         0.00%                0.99%
Mining                                              9.25%               11.86%
Oil & Natural Gas                                  12.16%               11.11%
Retail-Major Department Stores                      2.94%                1.69%
Telephone-Integrated                                9.67%               14.97%
Other                                              33.31%               24.67%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                        PERCENT OF
    HOLDING                                                SECTOR                   COUNTRY             NET ASSETS
------------------------------------------------------------------------------------------------------------------
 1. Petroleo Brasileiro S.A.                          Oil & Natural Gas              Brazil                10.1

 2. Companhia Vale do Rio Doce                             Mining                    Brazil                 8.1

 3. AES Tiete S.A.                                   Electric Generation             Brazil                 3.6

 4. America Telecom, S.A. de C.V                 Cellular Telecommunications         Mexico                 3.5

 5. Tele Norte Leste Participacoes S.A.             Telephone-Integrated             Brazil                 3.1

 6. Cemex, S.A. de C.V.                                    Cement                    Mexico                 3.0

 7. Wal-Mart de Mexico, S.A. de C.V.           Retail-Major Department Stores        Mexico                 2.9

 8. America Movil, S.A. de C.V.                  Cellular Telecommunications         Mexico                 2.7

 9. Grupo Televisa S.A.                         Broadcast, Radio & Television        Mexico                 2.5

10. Fomento Economico Mexicano, S.A. de C.V.          Food & Beverages               Mexico                 2.4

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.12%

 ARGENTINA-3.72%

 AGRICULTURE-0.46%
Cresud S.A.C.I.F. y A., ADR                              64,700   $      786,105
                                                                  --------------
 BANKING-0.71%
Banco Hipotecario, ADR+                                 250,300        1,211,677
                                                                  --------------
 OIL & NATURAL GAS-2.05%
Repsol YPF, S.A., ADR                                    64,300        1,615,859
Tenaris S.A., ADR                                        24,400        1,909,788
                                                                  --------------
                                                                       3,525,647
                                                                  --------------
 REAL ESTATE DEVELOPMENT-0.24%
IRSA Inversiones y Representaciones S.A., GDR+           33,900          413,580
                                                                  --------------
 TELEPHONE-INTEGRATED-0.26%
Nortel Inversora S.A., PNB, ADR+                         45,700          449,688
                                                                  --------------
TOTAL ARGENTINA
 (Cost $5,291,160)                                                     6,386,697
                                                                  --------------

 BRAZIL-53.43%

 AEROSPACE/DEFENSE-EQUIPMENT-0.03%
Empresa Brasileira de Aeronautica S.A., ADR               1,400           46,298
                                                                  --------------
 AIRLINES-1.66%
Tam S.A., PN+                                           401,100        2,853,474
                                                                  --------------
 AUTO PARTS-0.26%
Iochpe Maxion S.A., PN                                   70,800          446,416
                                                                  --------------
 BANKING-5.02%
Banco Bradesco S.A.                                      11,100          373,682
Banco Bradesco S.A., PN                                  89,308        3,148,755
Banco do Brasil S.A.                                     66,400          889,926
Banco Itau Holding Financeira S.A., PN                   16,660        3,047,690
Uniao de Bancos Brasileiros S.A., GDR                    30,300        1,170,186
                                                                  --------------
                                                                       8,630,239
                                                                  --------------
 BOTTLING-1.86%
Companhia de Bebidas das Americas, ADR                   22,600   $      575,396
Companhia de Bebidas das Americas, PN, ADR               84,800        2,620,320
                                                                  --------------
                                                                       3,195,716
                                                                  --------------
 CELLULAR TELECOMMUNICATIONS-1.38%
Celular CRT Participacoes S.A.                            1,160           20,385
Celular CRT Participacoes S.A., PNA                      40,360          803,269
Telesp Celular Participacoes S.A., ADR+                 361,457        1,543,421
                                                                  --------------
                                                                       2,367,075
                                                                  --------------
 COSMETICS & TOILETRIES-0.59%
Natura Cosmeticos S.A.                                   31,800        1,008,470
                                                                  --------------
 DIVERSIFIED OPERATIONS-1.80%
Bradespar S.A., PN                                       69,600        1,186,280
Investimentos Itau S.A., PN                             880,000        1,893,034
Investimentos Itau S.A., Receipt, PN+                     6,822           13,982
                                                                  --------------
                                                                       3,093,296
                                                                  --------------
 ELECTRIC GENERATION-3.57%
AES Tiete S.A.                                       49,700,000          799,746
AES Tiete S.A., PN                                  300,300,000        5,340,927
                                                                  --------------
                                                                       6,140,673
                                                                  --------------
 ELECTRIC-INTEGRATED-1.04%
Companhia Energetica de Minas  Gerais, ADR               28,000          891,800
CPFL Energia S.A., ADR                                   37,600          891,120
                                                                  --------------
                                                                       1,782,920
                                                                  --------------
 FOOD-RETAIL-1.17%
Companhia Brasileira de
 Distribuicao Grupo Pao de Acucar, ADR                   57,600        1,145,664
Perdigao S.A., PN                                        37,000          869,574
                                                                  --------------
                                                                       2,015,238
                                                                  --------------

See accompanying notes to financial statements.

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
 FOOTWEAR & RELATED APPAREL-0.39%
Grendene S.A.                                            97,700   $      672,709
                                                                  --------------
 INSURANCE-0.77%
Porto Seguro S.A.                                       147,900        1,315,223
                                                                  --------------
 MEDICAL LABS & TESTING SERVICES-0.71%
Diagnosticos da America S.A.                             90,700        1,221,368
                                                                  --------------
 MINING-8.05%
Companhia Vale do Rio Doce, ADR, PNA                    544,200       13,822,680
                                                                  --------------
 OIL & NATURAL GAS-10.11%
Petroleo Brasileiro S.A., ADR                           377,100       17,361,684
                                                                  --------------
 PAPER & RELATED PRODUCTS-1.57%
Aracruz Celulose S.A., ADR                               58,200        2,022,450
Votorantim Celulose e Papel S.A., ADR                    56,350          681,835
                                                                  --------------
                                                                       2,704,285
                                                                  --------------
 PETROCHEMICALS-0.76%
Braskem S.A., PNA                                       157,600        1,304,713
                                                                  --------------
 PUBLIC THOROUGHFARES-0.35%
Companhia de Concessoes Rodoviarias                      26,200          608,874
                                                                  --------------
 STEEL-2.89%
Companhia Siderurgica de Tubarao, PN                 11,300,000          519,661
Companhia Siderurgica Nacional S.A., ON                  92,600        1,486,149
Gerdau S.A., PN                                          74,400          712,022
Usinas Siderurgicas de Minas Gerais S.A., PNA           139,100        2,244,213
                                                                  --------------
                                                                       4,962,045
                                                                  --------------
 TELEPHONE-INTEGRATED-7.12%
Brasil Telecom Participacoes S.A.                   143,300,000   $    1,558,308
Brasil Telecom Participacoes S.A., ADR                   17,900          646,190
Embratel Participacoes S.A., ADR+                        74,600          786,284
Tele Norte Leste Participacoes S.A., ADR                 85,800        1,428,570
Tele Norte Leste Participacoes S.A., ON                 173,136        3,959,803
Telecomunicacoes de Sao Paulo S.A., PN                  106,600        2,160,439
Telemar Norte Leste S.A., PNA                            70,700        1,688,537
                                                                  --------------
                                                                      12,228,131
                                                                  --------------
 TEXTILES-0.32%
Companhia Tecidos Norte de
 Minas S.A., PN                                       6,200,000          556,517
                                                                  --------------
 TOBACCO-0.50%
Souza Cruz S.A.                                          70,600          855,033
                                                                  --------------
 TRANSPORTATION-1.03%
All America Latina Logistica                             60,000        1,765,573
                                                                  --------------
 UTILITIES-0.48%
Companhia de Saneamento
 Basico do Estado de Sao Paulo, ON                   13,890,000          832,224
                                                                  --------------
TOTAL BRAZIL
 (Cost $66,469,861)                                                   91,790,874
                                                                  --------------

 CHILE-5.64%

 BANKING-0.55%
Banco Santander Chile S.A.                           30,613,969          946,197
                                                                  --------------
 CHEMICALS-DIVERSIFIED-0.42%
Sociedad Quimica y Minera de
 Chile S.A., Class B                                     73,000          729,811
                                                                  --------------

                                 See accompanying notes to financial statements.

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
 DIVERSIFIED OPERATIONS-1.12%
Empresas Copec S.A.                                     238,785   $    1,917,207
                                                                  --------------
 ELECTRIC-INTEGRATED-1.32%
Empresa Nacional de
 Electricidad S.A.                                    1,474,568        1,232,307
Enersis S.A.                                          4,947,068        1,033,746
                                                                  --------------
                                                                       2,266,053
                                                                  --------------
 FOOD & BEVERAGES-1.10%
Compania Cervecerias
 Unidas S.A.                                            197,880          953,268
Embotelladora Andina
 S.A., PNA                                              294,613          615,526
Embotelladora Andina
 S.A., PNB                                              140,000          321,506
                                                                  --------------
                                                                       1,890,300
                                                                  --------------
 PAPER & RELATED PRODUCTS-0.68%
Empresas CMPC S.A.                                       50,000        1,161,184
                                                                  --------------
 TELEPHONE-INTEGRATED-0.45%
Compania de Telecomunicaciones
 de Chile S.A., Class A                                 305,000          774,152
                                                                  --------------
TOTAL CHILE
 (Cost $5,975,439)                                                     9,684,904
                                                                  --------------

 COLOMBIA-1.55%

 BANKING-0.52%
BanColombia S.A., ADR                                    56,300          900,237
                                                                  --------------
 INVESTMENT COMPANIES-1.03%
Suramericana de Inversiones S.A.                        384,800        1,770,527
                                                                  --------------
TOTAL COLOMBIA
 (Cost $2,562,013)                                                     2,670,764
                                                                  --------------

                                                     NO. OF
DESCRIPTION                                       SHARES/UNITS        VALUE
--------------------------------------------------------------------------------
 LATIN AMERICA-0.95%

 VENTURE CAPITAL-0.95%
J.P. Morgan Latin America
 Capital Partners
 (Cayman), L.P.+ ++                                     880,437   $    1,120,515
J.P. Morgan Latin America
 Capital Partners
 (Delaware), L.P.+ ++#                                1,398,860          505,562
                                                                  --------------
TOTAL LATIN AMERICA
 (Cost $1,677,274)                                                     1,626,077
                                                                  --------------

 MEXICO-29.81%

 AIRLINES-0.51%
Cintra, S.A. de C.V.+                                 1,156,300          867,729
                                                                  --------------
 AIRPORT DEVELOPMENT/MAINTANANCE-0.67%
Grupo Aeroportuario del Sureste
 S.A. de C.V., ADR                                       36,300        1,156,155
                                                                  --------------
 BANKING-1.07%
Grupo Financiero Inbursa,
 S.A. de C.V., ON                                       847,000        1,830,646
                                                                  --------------
 BROADCAST, RADIO & TELEVISION-2.70%
Grupo Radio Centro
 S.A. de C.V., ADR+                                      57,800          417,894
Grupo Televisa S.A., ADR                                 68,100        4,228,329
                                                                  --------------
                                                                       4,646,223
                                                                  --------------
 BUILDING-HEAVY CONSTRUCTION-0.49%
Empresas ICA Sociedad
 Controladora S.A. de C.V.+                           2,086,600          845,835
                                                                  --------------
 CELLULAR TELECOMMUNICATIONS-6.23%
America Movil, S.A. de C.V.,
 Series L, ADR                                           78,600        4,685,346
America Telecom, S.A. de C.V.,
 Series A1 Shares+                                    1,886,600        6,018,346
                                                                  --------------
                                                                      10,703,692
                                                                  --------------

See accompanying notes to financial statements.

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
 CEMENT-3.02%
Cemex, S.A. de C.V., ADR                                122,310   $    5,188,390
                                                                  --------------
 ENGINEERING & CONSTRUCTION-1.25%
Corporacion GEO, S.A. de C.V.,
 Series B+                                              854,500        2,155,194
                                                                  --------------
 FOOD & BEVERAGES-5.46%
Embotelladoras Arca S.A.,
 Nominative Shares                                      403,100          859,641
Fomento Economico Mexicano,
 S.A. de C.V., ADR                                       68,112        4,057,432
Gruma S.A., Class B                                     484,800        1,131,008
Grupo Bimbo, S.A. de C.V.,
 Series A                                               496,100        1,424,279
Grupo Modelo, S.A. de C.V.,
 Series C                                               614,300        1,914,630
                                                                  --------------
                                                                       9,386,990
                                                                  --------------
 METAL-DIVERSIFIED-1.08%
Grupo Mexico SA de C.V.,
 Class B+                                             1,144,500        1,863,194
                                                                  --------------
 MINING-0.25%
Baja Mining Corp.+                                    1,520,200          434,414
                                                                  --------------
 REAL ESTATE DEVELOPMENT-2.30%
Consorcio ARA,
 S.A. de C.V.                                           384,500        1,326,797
Desarrolladora Homex
 S.A. de C.V., ADR+                                      33,800          926,796
Urbi, Desarrollos Urbanos,
 S.A. de C.V.+                                          309,800        1,699,814
                                                                  --------------
                                                                       3,953,407
                                                                  --------------
 RETAIL-MAJOR DEPARTMENT STORES-2.94%
Wal-Mart de Mexico, S.A. de C.V., Series V            1,006,930        4,085,481
Wal-Mart de Mexico,
 S.A. de C.V., Series V, ADR                             23,677          960,661
                                                                  --------------
                                                                       5,046,142
                                                                  --------------

                                                     NO. OF
DESCRIPTION                                       SHARES/UNITS        VALUE
--------------------------------------------------------------------------------
 TELEPHONE-INTEGRATED-1.84%
Telefonos de Mexico,
 S.A. de C.V., Class L, ADR                             167,000   $    3,154,630
                                                                  --------------
TOTAL MEXICO
 (Cost $41,050,639)                                                   51,232,641
                                                                  --------------

 PERU-1.93%

 BANKING-0.97%
Credicorp Limited                                        83,800        1,666,782
                                                                  --------------
 MINING-0.96%
Compania de Minas
 Buenaventura S.A.u., ADR                                71,400        1,641,486
                                                                  --------------
TOTAL PERU
 (Cost $2,919,263)                                                     3,308,268
                                                                  --------------

 VENEZUELA-0.16%

 BANKING-0.16%
Mercantil Servicios
 Financieros, C.A., ADR
 (Cost $400,340)                                        103,600          276,125
                                                                  --------------

 GLOBAL-0.93%

 VENTURE CAPITAL-0.93%
Emerging Markets
 Ventures I L.P.+ ++#
 (Cost $1,554,429)                                    2,216,375        1,602,040
                                                                  --------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $127,900,418)                                      168,578,390
                                                                  --------------

 TOTAL SHORT-TERM INVESTMENTS-1.88%

 CHILEAN MUTUAL FUND-0.21%
Fondo Mutuo Security Check
 (Cost $357,850)                                         73,692          364,841
                                                                  --------------

                                 See accompanying notes to financial statements.

                                                   PRINCIPAL
DESCRIPTION                                       AMOUNT (000S)       VALUE
--------------------------------------------------------------------------------
 GRAND CAYMAN-1.67%
Wells Fargo Bank N.A.,
 overnight deposit, 2.45%,
 07/01/05* (Cost $2,867,000)                     $        2,867   $    2,867,000
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,224,850)                                                     3,231,841
                                                                  --------------
TOTAL INVESTMENTS-100.00%
 (Cost $131,125,268) (Notes B,E,G)                                   171,810,231
                                                                  --------------
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.00%                                                         1,676
                                                                  --------------
NET ASSETS-100.00%                                                $  171,811,907
                                                                  ==============

+    Non-income producing security.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of the Board of Directors under procedures established by the Board of Directors. (See Notes B and H.)
# As of June 30, 2005, the aggregate amount of open commitments for the Fund is $1,907,516. (See Note H)
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depository Receipts.
GDR  Global Depository Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2005 (UNAUDITED)

 ASSETS
Investments, at value (Cost $131,125,268) (Notes B,E,G)                                  $   171,810,231
Cash (including $6,747 of foreign currencies with a cost of $6,888)                                7,199
Receivables:
    Dividends                                                                                    366,215
    Investments sold                                                                             342,669
Prepaid expenses                                                                                  13,551
                                                                                         ---------------
Total Assets                                                                                 172,539,865
                                                                                         ---------------

 LIABILITIES
Payables:
    Investment advisory fees (Note C)                                                            338,657
    Investments purchased                                                                        182,459
    Administration fees (Note C)                                                                  36,292
    Directors' fees                                                                               17,574
    Chilean repatriation taxes                                                                    30,161
    Other accrued fees                                                                           122,815
                                                                                         ---------------
Total Liabilities                                                                                727,958
                                                                                         ---------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note D)         $   171,811,907
                                                                                         ===============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $         6,322
Paid-in capital                                                                              140,606,867
Undistributed net investment income                                                            1,631,695
Accumulated net realized loss on investments and foreign currency related transactions       (11,129,953)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                     40,696,976
                                                                                         ---------------
Net assets applicable to shares outstanding                                              $   171,811,907
                                                                                         ===============

NET ASSET VALUE PER SHARE ($171,811,907 DIVIDED BY 6,322,240)                            $         27.18
                                                                                         ===============

MARKET PRICE PER SHARE                                                                   $         23.40
                                                                                         ===============

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

 INVESTMENT INCOME
Income (Note B):
   Dividends                                                                                $    3,501,498
   Interest                                                                                         14,511
   Net investment loss allocated from partnerships                                                (254,707)
   Less: Foreign taxes withheld                                                                   (193,408)
                                                                                            --------------
   Total Investment Income                                                                       3,067,894
                                                                                            --------------
Expenses:
   Investment advisory fees (Note C)                                                               671,567
   Administration fees (Note C)                                                                    118,452
   Custodian fees                                                                                   94,931
   Audit fees                                                                                       29,263
   Accounting fees                                                                                  26,095
   Legal fees                                                                                       25,731
   Directors' fees                                                                                  20,100
   Printing (Note C)                                                                                19,315
   NYSE listing fees                                                                                11,745
   Transfer agent fees                                                                              11,521
   Insurance                                                                                         2,914
   Other                                                                                             6,540
   Brazilian taxes (Note B)                                                                         38,663
   Chilean repatriation taxes (Note B)                                                              27,306
                                                                                            --------------
   Total Expenses                                                                                1,104,143
                                                                                            --------------
   Net Investment Income                                                                         1,963,751
                                                                                            --------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
    Investments                                                                                 28,013,727
    Foreign currency related transactions                                                         (173,706)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                             (12,206,084)
                                                                                            --------------
Net realized and unrealized gain on investments and foreign currency related transactions       15,633,937
                                                                                            --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $   17,597,688
                                                                                            ==============

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                 SIX MONTHS
                                                                                    ENDED               FOR THE
                                                                                JUNE 30, 2005          YEAR ENDED
                                                                                 (UNAUDITED)        DECEMBER 31, 2004
                                                                              -----------------     -----------------
 INCREASE IN NET ASSETS
Operations:
   Net investment income                                                      $       1,963,751     $       2,852,033
   Net realized gain on investments and foreign currency related
    transactions                                                                     27,840,021            19,125,891
   Net change in unrealized appreciation in value of
    investments and translation of other assets and liabilities denominated
    in foreign currencies                                                           (12,206,084)           22,966,932
                                                                              -----------------     -----------------
     Net increase in net assets resulting from operations                            17,597,688            44,944,856
                                                                              -----------------     -----------------
Dividends to shareholders:
   Net investment income                                                                     --            (2,908,230)
                                                                              -----------------     -----------------
     Total increase in net assets                                                    17,597,688            42,036,626
                                                                              -----------------     -----------------
 NET ASSETS
Beginning of period                                                                 154,214,219           112,177,593
                                                                              -----------------     -----------------
End of period                                                                 $     171,811,907*    $     154,214,219
                                                                              =================     =================

----------
* Includes undistributed net investment income of $1,631,695.

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                         FOR THE
                                                                        SIX MONTHS
                                                                          ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                                                      JUNE 30, 2005        --------------------------------
                                                                       (UNAUDITED)              2004              2003
                                                                     ---------------       -------------      -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $         24.39       $       17.74      $       11.55
                                                                     ---------------       -------------      -------------
Net investment income/(loss)                                                    0.31                0.45+              0.34+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                     2.48                6.66               5.99
                                                                     ---------------       -------------      -------------
Net increase/(decrease) in net assets resulting from operations                 2.79                7.11               6.33
                                                                     ---------------       -------------      -------------
Dividends and distributions to shareholders:
  Net investment income                                                           --               (0.46)             (0.14)
  Net realized gain on investments and
    foreign currency related transactions                                         --                  --                 --
                                                                     ---------------       -------------      -------------
Total dividends and distributions to shareholders                                 --               (0.46)             (0.14)
                                                                     ---------------       -------------      -------------
Anti-dilutive impact due to capital shares tendered or repurchased                --                  --                 --
                                                                     ---------------       -------------      -------------
Net asset value, end of period                                       $         27.18       $       24.39      $       17.74
                                                                     ===============       =============      =============
Market value, end of period                                          $         23.40       $       21.64      $       15.26
                                                                     ===============       =============      =============
Total investment return (a)                                                     8.13%              45.04%             59.15%
                                                                     ===============       =============      =============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $       171,812       $     154,214      $     112,178
Ratio of expenses to average net assets (b)                                     1.40%(d)            1.41%              1.37%
Ratio of expenses to average net assets, excluding fee waivers                  1.40%(d)            1.41%              1.37%
Ratio of expenses to average net assets, excluding taxes                        1.31%(d)            1.40%              1.49%
Ratio of net investment income/(loss) to average net assets                     2.48%(d)            2.36%              2.49%(c)
Portfolio turnover rate                                                        50.68%              69.80%             62.62%

^ Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

                                  See accompanying notes to financial statements

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                        2002              2001             2000            1999
                                                                    ------------      ------------     ------------    ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $      15.06      $      16.60     $      18.57    $      10.96
                                                                    ------------      ------------     ------------    ------------
Net investment income/(loss)                                                0.01**            0.41*           (0.11)+          0.07+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                (3.41)            (1.50)           (2.44)           7.07
                                                                    ------------      ------------     ------------    ------------
Net increase/(decrease) in net assets resulting from operations            (3.40)            (1.09)           (2.55)           7.14
                                                                    ------------      ------------     ------------    ------------
Dividends and distributions to shareholders:
  Net investment income                                                    (0.21)            (0.57)           (0.08)             --
  Net realized gain on investments and
    foreign currency related transactions                                     --                --               --              --
                                                                    ------------      ------------     ------------    ------------
Total dividends and distributions to shareholders                          (0.21)            (0.57)           (0.08)             --
                                                                    ------------      ------------     ------------    ------------
Anti-dilutive impact due to capital shares tendered or repurchased          0.10              0.12             0.66            0.47
                                                                    ------------      ------------     ------------    ------------
Net asset value, end of period                                      $      11.55      $      15.06     $      16.60    $      18.57
                                                                    ============      ============     ============    ============
Market value, end of period                                         $       9.67      $      12.15     $     12.875    $      13.76
                                                                    ============      ============     ============    ============
Total investment return (a)                                               (18.83)%           (1.07)%          (5.87)%         75.65%
                                                                    ============      ============     ============    ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $     73,045      $    112,009     $    145,281    $    123,262
Ratio of expenses to average net assets (b)                                 3.06%             1.51%            2.13%           2.14%
Ratio of expenses to average net assets, excluding fee waivers              3.06%             1.51%            2.19%           2.22%
Ratio of expenses to average net assets, excluding taxes                    1.52%             1.40%            2.03%           2.05%
Ratio of net investment income/(loss) to average net assets                 0.21%             2.52%           (0.55)%          0.46%
Portfolio turnover rate                                                    75.28%           101.73%          125.83%         161.71%

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
                                                                        1998              1997              1996          1995
                                                                    ------------      ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $      18.77      $      18.41    $      16.27    $      19.53
                                                                    ------------      ------------    ------------    ------------
Net investment income/(loss)                                                0.16              0.16            0.21            0.07
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                (7.85)++           2.01            2.00           (3.07)
                                                                    ------------      ------------    ------------    ------------
Net increase/(decrease) in net assets resulting from operations            (7.69)             2.17            2.21           (3.00)
                                                                    ------------      ------------    ------------    ------------
Dividends and distributions to shareholders:
  Net investment income                                                    (0.12)            (0.17)          (0.07)             --
  Net realized gain on investments and
    foreign currency related transactions                                     --             (1.64)             --           (0.26)
                                                                    ------------      ------------    ------------    ------------
Total dividends and distributions to shareholders                          (0.12)            (1.81)          (0.07)          (0.26)
                                                                    ------------      ------------    ------------    ------------
Anti-dilutive impact due to capital shares tendered or repurchased            --                --              --              --
                                                                    ------------      ------------    ------------    ------------
Net asset value, end of period                                      $      10.96      $      18.77    $      18.41    $      16.27
                                                                    ============      ============    ============    ============
Market value, end of period                                         $      7.834      $     14.918    $     15.259    $     14.033
                                                                    ============      ============    ============    ============
Total investment return (a)                                               (46.63)%           10.29%           9.18%         (25.65)%
                                                                    ============      ============    ============    ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $     86,676      $    148,130    $    145,230    $    128,377
Ratio of expenses to average net assets (b)                                 2.41%             1.89%           1.69%           2.04%
Ratio of expenses to average net assets, excluding fee waivers              2.60%             2.02%           1.80%           2.15%
Ratio of expenses to average net assets, excluding taxes                    1.77%             1.65%             --            1.81%
Ratio of net investment income/(loss) to average net assets                 1.12%             0.77%           1.16%           0.42%
Portfolio turnover rate                                                   142.35%           111.83%          43.22%          27.05%

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.
(d)  Annualized

THE LATIN AMERICA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. ORGANIZATION

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At June 30, 2005, the Fund held 1.88% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $3,231,703 and fair value of $3,228,117. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2005, the Fund accrued $27,306 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses from realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2005, CSAM earned $671,567 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2005, CSAM was reimbursed $10,230 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2005, these sub-advisory fees amounted to $69,124.

For the six months ended June 30, 2005, Celfin earned approximately $7,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund paid BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2005, BSFM earned $69,302 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $60,000 at June 30, 2005) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2005, the administration fees and accounting fees amounted to $38,920 and $2,840, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2005, Merrill was paid $13,597 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at June 30, 2005, CSAM owned 13,746 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2005, purchases and sales of securities, other than short-term investments, were $81,631,569 and $80,400,387, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2005, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post-October losses.

The tax character of dividends paid during the year ended December 31, 2004 for the Fund was $2,908,230 of ordinary income.

At December 31, 2004, the Fund had a capital loss carryover for U.S. federal income tax purposes of $36,274,467 of which, $669,188, $674,775, $19,880,258 and
$15,050,246 expire in 2006, 2007, 2009 and 2010, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. For the calendar year ended December 31, 2004, the Fund utilized $17,335,914 in capital loss carryforwards.

At June 30, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $131,641,631, $42,394,529, $(2,225,929) and $40,168,600, respectively.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                         NUMBER                                            FAIR                  PERCENT
                           OF           ACQUISITION                      VALUE AT    VALUE PER   OF NET   DISTRIBUTIONS     OPEN
SECURITY              UNITS/SHARES        DATE(S)            COST        06/30/05    UNIT/SHARE  ASSETS     RECEIVED     COMMITMENTS
--------              ------------  -------------------  ------------  ------------  ----------  -------  -------------  -----------
Emerging Markets
     Ventures I L.P.     2,205,494  01/22/98 - 12/31/04  $  1,543,548  $  1,594,175  $     0.72     0.93
                            10,881       01/10/05              10,881         7,865        0.72     0.00
                      ------------                       ------------  ------------              -------  -------------  -----------
                         2,216,375                          1,554,429     1,602,040                 0.93  $     611,174  $   283,624
                      ------------                       ------------  ------------              -------  -------------  -----------

J.P. Morgan Latin
     America Capital
     Partners
     (Cayman), L.P.        880,437  04/10/00 - 05/28/03       854,576     1,120,515        1.27     0.65             30           --
                      ------------                       ------------  ------------              -------  -------------  -----------

J.P. Morgan Latin
     America Capital
     Partners
     (Delaware), L.P.    1,398,860  04/10/00 - 03/26/04       822,698       505,562        0.36     0.30        651,384    1,623,892
                      ------------                       ------------  ------------              -------  -------------  -----------
Total                                                    $  3,231,703  $  3,228,117                 1.88  $   1,262,588  $ 1,907,516
                                                         ============  ============              =======  =============  ===========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SELF-TENDER OFFERS

On December 4, 2003 the Board of Directors announced that it was suspending the annual self-tender program that the Fund was previously engaged in, and had authorized management to take the necessary actions to make the Fund's shares eligible for sale to Chilean pension plans in Chile through a local market listing in the belief that such eligibility may provide long-term and sustained investment interest in the Fund and thus afford both additional liquidity to existing shareholders as well as a possible reduction in the discount from net asset value at which the Fund's shares currently trade. If the Chilean listing (which was completed in 2004) does not have its anticipated affect within a reasonable period of time, the Board will consider other actions, which may include a reinstitution of the annual self-tender offer program, share repurchases, open-ending, liquidation or such other actions as the Board deems appropriate under the circumstances.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2005, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                            FOR        WITHHELD
----------------                                         ---------    ----------
James J. Cattano                                         4,128,172     1,669,221

In addition to the directors re-elected at the Meeting, Enrique R. Arzac, Martin
M. Torino and George W. Landau continued as directors of the Fund.

Effective April 15, 2005, William W. Priest, Jr. resigned as Director of the
Fund.

Effective May 18, 2005, Michael E. Kenneally and Steven Rappaport were appointed as Directors of the Fund by the Board of Directors.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Latin America Equity Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2005.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe Trust Company, N.A., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe Trust Company, N.A., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe Trust Company, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe Trust Company, N.A.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the The Latin America Equity Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

            -   By calling 1-800-293-1232;

            -   On the Fund's website, www.csam.com/us

            - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2005, CSAM managed over $24 billion in the U.S. and, together with its global affiliates, managed assets of over $327 billion in 16 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqty", THE WALL STREET JOURNAL (daily) under the designation of "LatAmEq", and BARRON'S (each Monday) under the designation "Latin Amer Eq". The Fund's New York Stock Exchange, Inc. trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

George W. Landau        Director

Steven Rappaport        Director

Martin M. Torino        Director

Michael E. Kenneally    Director and Chairman of the Board

Steven Plump            Chief Executive Officer and President

Matthew J.K. Hickman    Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and Secretary

Karen Regan             Assistant Secretary

Robert M. Rizza         Treasurer

John Smith              Assistant Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[LAQ LISTED NYSE(R) LOGO]

                                                                    LAQ-SAR-0605

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              THE LATIN AMERICA EQUITY FUND, INC.

              /s/Steven Plump
              ---------------
              Name:  Steven Plump
              Title: Chief Executive Officer
              Date:  September 1, 2005


              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              /s/Steven Plump
              ---------------
              Name:  Steven Plump
              Title: Chief Executive Officer
              Date:  September 1, 2005

              /s/Michael A. Pignataro
              -----------------------
              Name:  Michael A. Pignataro
              Title: Chief Financial Officer
              Date:  September 1, 2005